MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

COMBINED FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

For the Year Ended
December 31, 2004

TABLE OF
CONTENTS

Page(s)

INDEPENDENT AUDITORS’ REPORT	1

COMBINED FINANCIAL STATEMENTS

Combined Balance Sheet	2

Combined Statement of Income	3

Combined Statement of Changes in Stockholder's Equity (Deficiency)	4

Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6-12

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Mortgage Market Information Services, Inc. and Interest.com, Inc.
Villa Park, Illinois

We have audited the accompanying combined balance sheet of Mortgage Market Information Services, Inc. and Interest.com, Inc. (wholly-owned subsidiaries of Scarlett Enterprises, Inc.) as of December 31, 2004, and the related combined statements of income, changes in stockholder's equity (deficiency), and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Mortgage Market Information Services, Inc. and Interest.com, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Virchow, Krause & Company, LLP

Chicago, Illinois
January 4, 2006

1

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED BALANCE SHEET

December 31, 2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$339,316
Accounts receivable, net of allowance for doubtful
accounts of $220,000	1,113,619

Total current assets	1,452,935

PROPERTY AND EQUIPMENT, net	610,564

CUSTOMER LIST, net of accumulated
amortization of $184,616	46,154

TOTAL ASSETS	$2,109,653

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIENCY)

CURRENT LIABILITIES
Accounts payable	$1,523,112
Customer deposits	725,462
Due to affiliate	25,702
Accrued expenses	185,676

Total current liabilities	2,459,952

STOCKHOLDER'S EQUITY (DEFICIENCY)
Common stock, $1 par value; 20,000 shares authorized,
2,000 shares issued and outstanding	2,000
Accumulated deficit	(352,299)

Total stockholder's equity (deficiency)	(350,299)

TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY (DEFICIENCY)	$2,109,653

See accompanying notes to financial statements.

2

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED STATEMENT OF INCOME

For the Year Ended December 31, 2004

NET SALES	$16,226,074

COST OF SALES	10,313,525

Gross profit	5,912,549

OPERATING EXPENSES	4,798,034

NET INCOME	$1,114,515

BASIC EARNINGS PER SHARE	$557.26

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF SHARES	2,000

See accompanying notes to financial statements.

3

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIENCY)

For the Year Ended December 31, 2004

				Total
	Common Stock		Retained	Stockholder's Equity
	Shares	Par Value	Earnings	(Deficiency)

BALANCE, BEGINNING OF YEAR	2,000	$2,000	$847,895	$849,895

Distributions	-	-	(2,314,709)	(2,314,709)

Net income	-	-	1,114,515	1,114,515

BALANCE, END OF YEAR	2,000	$2,000	$(352,299)	$(350,299)

See accompanying notes to financial statements.

4

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,114,515
Adjustments to reconcile net income to net
cash from operating activities
Depreciation and amortization	308,846
Decrease in allowance for doubtful accounts	250,000
(Increase) decrease in
Accounts receivable	(102,658)
Increase (decrease) in
Accounts payable	29,840
Due to/from affiliates	1,233,183
Customer deposits	(149,197)
Accrued expenses	(38,734)

Net cash from operating activities	2,645,795

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(244,345)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to the stockholder	(2,314,709)

NET INCREASE IN CASH AND CASH EQUIVALENTS	86,741

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	252,575

CASH AND CASH EQUIVALENTS, END OF YEAR	$339,316

CASH PAID FOR INCOME TAXES	$18,407

See accompanying notes to financial statements.

5

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2004

1. SUMMARY OF OPERATIONS

Mortgage Market Information Services, Inc. and Interest.com, Inc. (the Companies), provide marketing services and mortgage information through the internet and newspapers throughout North America. The Companies are wholly owned subsidiaries of Scarlett Enterprises, Inc. (Scarlett).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Combination

The combined financial statements include the accounts of Mortgage Market Information Services, Inc. and Interest.com, Inc. All significant intercompany accounts and transactions have been eliminated in combination. See Note 10.

Revenue Recognition

The Company generates revenue from two primary sources: online publishing and print publishing.

The Company sells display advertisement on its Web site (Interest.com). Revenue is recognized monthly based on the actual number of impressions delivered. The Company also sells hyperlinks to various third-party Internet sites that generate a fixed monthly fee, which is recognized in the month earned.

The Company also sells advertisements for consumer rate tables (Mortgage Market Information Services, Inc.). The rate tables and advertising are published in various newspapers under revenue sharing arrangements. Revenue is recognized when the tables are run in the newspaper. Revenue is recorded at gross amounts and revenue sharing payment are recorded in cost of revenue pursuant to the provisions of EITF 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent.

Cash and Cash Equivalents

Cash and cash equivalents are defined as currency on-hand, in demand deposits, and short-term highly liquid investments readily convertible to cash with a maturity of less than three months when acquired.

6

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives. Depreciation is computed using the straight-line method for financial reporting purposes and accelerated methods for tax purposes. The asset categories and their estimated useful lives are as follows:

Years

Equipment	5-10
Furniture and fixtures	7
Leasehold improvements	Life of lease (12-15 years)

The Company leases its office space under a non-cancellable lease with a former stockholder that expires on November 30, 2006 (See Note 6). The lease is automatically renewable for successive five years periods after November 30, 2006. The lives for the leasehold improvements noted above are based on the Company renewing the lease through November 30, 2016.

Impairment of Long-Lived Assets

The Company reviews long-lived assets, including property and equipment and intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.

7

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Customer List

During 1997, the Companies purchased a customer list, which is being amortized over the estimated useful life of ten years. Amortization expense for the year ended December 31, 2004 was $23,077. Estimated amortization expense for the next two years is $23,077 per year, at which time the asset will be fully amortized.

The Company reviews its intangible assets (customer lists) for impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable. There was no impairment recorded at December 31, 2004.

Customer Deposits

Advance payments made on advertisements are deferred at the time of receipt. As the services are performed, the revenue is recognized.

Fair Value of Financial Instruments

The Companies do not currently use derivative financial instruments in the normal course of business. The carrying values of cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the short-term maturities of these assets and liabilities.

Income Taxes

The Companies have elected to be treated as an “S” Corporation under the Internal Revenue Code. Accordingly, federal income tax liabilities are the responsibility of the stockholder. The Companies are responsible for certain state replacement taxes.

Advertising Expenses

The Companies expense all advertising costs as incurred or as the advertisement takes place. Advertising expenses were $22,436 for the year ended December 31, 2004.

8

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Earnings Per Share

The Companies compute earnings per share in accordance with SFAS No. 128, “Earnings Per Share”. Under the provisions of SFAS No. 128, basic earnings per share is computed by dividing the net income by the weighted average number of common shares outstanding for the period. Diluted net loss per share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. When there is a net loss, other potentially dilutive securities are not included in the calculation of net loss per share since their inclusion would be anti-dilutive. The basic earnings per share is the same as the diluted earnings per share because there were no unissed shares under options nor were there any arrangements as of the balance sheet date in which the Companies are obligated to issue additional new shares.

Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statement and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (“Statement 150”). Statement No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. Statement 150 requires that an issuer classify a financial instrument that is within the scope of Statement 150 as a liability. In November 2003, FASB issued FASB Staff Position No. FAS 150-3 which deferred the classification, measurement, and disclosure provisions of FASB 150 indefinitely for nonpublic entities with certain mandatorily redeemable financial instruments. The Company did not have any mandatorily redeemable financial instruments at December 31, 2004.

9

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2003, the FASB issued a revised Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51”, (“FIN 46R”). FIN 46R requires the consolidation of entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. Currently, entities are generally consolidated by an enterprise when it has a controlling financial interest through ownership of a majority voting interest in the entity. The provisions of FIN 46R were effective for non-public entities as of the beginning of the first annual reporting period that begins after December 15, 2004 for all variable interest entities created before January 1, 2004 and as of December 31, 2004 for all variable interest entities created after December 24, 2003. The Company is not involved with any variable interest entities as defined by FIN 46R and, accordingly, the provisions of FIN 46R does not have any accounting implications on the Companies.

In December 2004, the FASB issued SFAS No. 123R which requires the measurement of all employee share-based payments to directors and employees, including stock option grants, using a fair value-based method and the recording of such expense in the Company’s statements of operations. The provisions of SFAS No. 123R are effective for non-public entities as of the beginning of the first annual reporting period that begins after December 15, 2005. The Company did not have any outstanding share-based payments at December 31, 2004.

3. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2004:

Computer equipment	$605,363
Furniture and fixtures	757,703
Leasehold improvements	212,682

Total	1,575,748

Less accumulated depreciation and amortization	965,184

NET PROPERTY AND EQUIPMENT	$610,564

Total depreciation and amortization expense was $308,846 for the year end December 31, 2004.

10

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2004

4. LINE OF CREDIT

Company has entered into a line-of-credit agreement with a bank with a maximum borrowing limit of $1,500,000, due on demand with interest payable at the banks prime rate, 5.25% at December 31, 2004. The agreement was collateralized by substantially all Company assets. The agreement was renewed on May 1, 2005 and was to expire on April 30, 2006; however, the agreement was terminated on November 21, 2005. There were no borrowings under this agreement at December 31, 2004.

5. RELATED PARTY TRANSACTIONS

The Companies lease office space from a former stockholder, see Note 6.

The Companies each pay a management fee of $35,000 per year to Scarlett, the Companies parent. Total management fee expense was $70,000 for the year ended December 31, 2004. The Companies also are involved in various transactions with Scarlett and D&B Enterprises, Inc. (a wholly-subsidiary of Scarlett), primarily cash collections and allocation of operating expenses. Net advances to D&B Enterprises for the year ended December 31, 2004 of $2,314,709 are included as distributions to the stockholder in the accompanying combined financial statements. Total amount due to Scarlett at December 31, 2004 was $25,702.

6.  LEASE COMMITMENTS

The Companies lease office space from the sole stockholder of Scarlett under a non-cancelable operating lease that expires on November 30, 2006. The schedule below includes the exercise of two options extending the lease to November 30, 2016. The Companies are also responsible for all real estate taxes, insurance and maintenance expenses. Total rent expense for the lease was $39,898 for the year ended December 31, 2004.

Future minimum rents due under this operating lease as of December 31, 2004 are as follows:

2005	$60,000
2006	60,000
2007	60,000
2008	60,000
2009 and thereafter	475,000
TOTAL	$715,000

11

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2004

7. RETIREMENT PLAN

The Companies sponsor a 401(k) profit sharing plan which covers substantially all full time employees and provides for discretionary employer matching of employee contributions. The employer contribution to the plan was $36,115 for the year ended December 31, 2004.

8. CONCENTRATION OF CREDIT RISK

The Companies maintain cash balances at two financial institutions located in the Chicagoland area. The balance is insured by the Federal Deposit Insurance Corporation up to $100,000. Uninsured balances were $258,083 at December 31, 2004. The Companies also had uninsured balances at various times throughout the year.

9. EQUITY

Mortgage Market Information Services, Inc. and Interest.com, Inc. are each authorized to issue 10,000 shares of $1 par value common stock. As of December 31, 2004, each company had issued 1,000 shares.

10. STOCK ACTIVTY AND SUBSEQUENT EVENTS

On December 14, 2004, Scarlett Enterprises, Inc. purchased the shares of Mortgage Market Information Services, Inc. and Interest.com, Inc. and the Companies became wholly-owned subsidiaries of Scarlett Enterprises, Inc.

On November 30, 2005, the shares of Mortgage Market Information Services, Inc. and Interest.com, Inc. were sold to an independent third-party.

12

MORTGAGE MARKET INFORMATION SERVICES INC.
AND INTEREST.COM, INC.

COMBINED FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

For the Nine Months Ended
September 30, 2005

TABLE OF
CONTENTS

Page(s)
INDEPENDENT AUDITORS’ REPORT	1

COMBINED FINANCIAL STATEMENTS

Combined Balance Sheet	2

Combined Statement of Income	3

Combined Statement of Changes in Stockholder's Equity (Deficiency)	4

Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6-12

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Mortgage Market Information Services, Inc. and Interest.com, Inc.
Villa Park, Illinois

We have audited the accompanying combined balance sheet of Mortgage Market Information Services, Inc. and Interest.com, Inc. (wholly-owned subsidiaries of Scarlett Enterprises, Inc.) as of September 30, 2005, and the related combined statements of income, changes in stockholder's equity (deficiency), and cash flows for the nine months then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respect, the financial position of Mortgage Market Information Services, Inc. and Interest.com, Inc. as of September 30, 2005, and the results of its operations and its cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Virchow, Krause & Company, LLP

Chicago, Illinois
January 4, 2006

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED BALANCE SHEET

September 30, 2005

ASSETS

CURRENT ASSETS
Accounts receivable, net of allowance for doubtful
accounts of $150,000	$1,529,226
Other current assets	27,000

Total current assets	1,556,226

PROPERTY AND EQUIPMENT, net	579,625

CUSTOMER LIST, net of accumulated
amortization of $201,924	28,846

TOTAL ASSETS	$2,164,697

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIENCY)

CURRENT LIABILITIES
Checks issued in excess of bank balance	$284,807
Accounts payable	1,162,801
Customer deposits	686,044
Due to affiliate	7,657
Accrued expenses	187,079

Total current liabilities	2,328,388

STOCKHOLDER'S EQUITY (DEFICIENCY)
Common stock, $1 par value; 20,000 shares authorized,
2,000 shares issued and outstanding	2,000
Accumulated deficit	(165,691)

Total stockholder's equity (deficiency)	(163,691)

TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY (DEFICIENCY)	$2,164,697

See accompanying notes to financial statements.

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2005

NET SALES	$11,822,497

COST OF SALES	7,288,239

Gross profit	4,534,258

OPERATING EXPENSES	2,994,081

NET INCOME	$1,540,177

BASIC AND DILUTED EARNINGS PER SHARE	$770.09

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF SHARES	2,000

See accompanying notes to financial statements.

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIENCY)

For the Nine Months Ended September 30, 2005

				Total
	Common Stock		Retained	Stockholder's Equity
	Shares	Par Value	Earnings	(Deficiency)

BALANCE, BEGINNING OF YEAR	2,000	$2,000	$(352,299)	$(350,299)

Distributions	-	-	(1,353,569)	(1,353,569)

Net income	-	-	1,540,177	1,540,177

BALANCE, END OF YEAR	2,000	$2,000	$(165,691)	$(163,691)

See accompanying notes to financial statements.

MORTGAGE MARKET INFORMATION SERVICES, INC. AND INTEREST.COM, INC.

COMBINED STATEMENT OF CASH FLOWS

For the Nine Months Ended September 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,540,177
Adjustments to reconcile net income to net
cash from operating activities
Depreciation and amortization	109,822
Decrease in allowance for doubtful accounts	70,000
(Increase) decrease in
Accounts receivable	(485,607)
Other current assets	(27,000)
Increase (decrease) in
Accounts payable	(360,311)
Customer deposits	(39,418)
Due to affiliates	(18,045)
Accrued expenses	1,403

Net cash from operating activities	791,021

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(61,575)

CASH FLOWS FROM FINANCING ACTIVITIES
Checks issued in excess of bank balance	284,807
Distributions to the stockholder	(1,353,569)

Net cash from financing activities	(1,068,762)

NET INCREASE IN CASH AND CASH EQUIVALENTS	(339,316)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	339,316

CASH AND CASH EQUIVALENTS, END OF YEAR	$-

CASH PAID FOR INCOME TAXES	$29,518

See accompanying notes to financial statements.

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2005

1. SUMMARY OF OPERATIONS

Mortgage Market Information Services, Inc. and Interest.com, Inc. (the Companies), provide marketing services and mortgage information through the internet and newspapers throughout North America. The Companies are wholly owned subsidiaries of Scarlett Enterprises, Inc. (Scarlett).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Combination

The combined financial statements include the accounts of Mortgage Market Information Services, Inc. and Interest.com, Inc. All significant intercompany accounts and transactions have been eliminated in combination. See Note 10.

Revenue Recognition

The Company generates revenue from two primary sources: online publishing and print publishing.

The Company sells display advertisement on its Web site (Interest.com). Revenue is recognized monthly based on the actual number of impressions delivered. The Company also sells hyperlinks to various third-party Internet sites that generate a fixed monthly fee, which is recognized in the month earned.

The Company also sells advertisements for consumer rate tables (Mortgage Market Information Services, Inc). The rate tables and advertising are published in various newspapers under revenue sharing arrangements. Revenue is recognized when the tables are run in the newspaper. Revenue is recorded at gross amounts and revenue sharing payment are recorded in cost of revenue pursuant to the provisions of EITF 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent.

Cash and Cash Equivalents

Cash and cash equivalents are defined as currency on-hand, in demand deposits, and short-term highly liquid investments readily convertible to cash with a maturity of less than three months when acquired.

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives. Depreciation is computed using the straight-line method for financial reporting purposes and accelerated methods for tax purposes. The asset categories and their estimated useful lives are as follows:

Years

Equipment	5-10
Furniture and fixtures	7
Leasehold improvements	Life of lease (12-15 years)

The Company leases its office space under a non-cancellable lease with a former stockholder that expires on November 30, 2006 (See Note 6). The lease is automatically renewable for successive five years periods after November 30, 2006. The lives for the leasehold improvements noted above are based on the Company renewing the lease through November 30, 2016.

Impairment of Long-Lived Assets

The Company reviews long-lived assets, including property and equipment and intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Customer List

During 1997, the Companies purchased a customer list, which is being amortized over the estimated useful life of ten years. Amortization expense for the nine months ended September 30, 2005 was $17,308. Estimated amortization expense for the remainder of 2005 is $5,769 and for 2006 is $23,077, at which time the asset will be fully amortized.

The Company reviews its intangible assets (customer lists) for impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable. There was no impairment recorded at September 30, 2005.

Customer Deposits

Advance payments made on advertisements are deferred at the time of receipt. As the services are performed, the revenue is recognized.

Fair Value of Financial Instruments

The Companies do not currently use derivative financial instruments in the normal course of business. The carrying values of cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the short-term maturities of these assets and liabilities.

Income Taxes

The Companies have elected to be treated as an “S” Corporation under the Internal Revenue Code. Accordingly, federal income tax liabilities are the responsibility of the stockholder. The Companies are responsible for certain state replacement taxes.

Advertising Expenses

The Companies expense all advertising costs as incurred or as the advertisement takes place. Advertising expenses were $16,517 for the nine months ended September 30, 2005.

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Earnings Per Share

The Companies compute earnings per share in accordance with SFAS No. 128, “Earnings Per Share”. Under the provisions of SFAS No. 128, basic earnings per share is computed by dividing the net income by the weighted average number of common shares outstanding for the period. Diluted net loss per share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. When there is a net loss, other potentially dilutive securities are not included in the calculation of net loss per share since their inclusion would be anti-dilutive. The basic earnings per share is the same as the diluted earnings per share because there were no unissed shares under options nor were there any arrangements as of the balance sheet date in which the Companies are obligated to issue additional new shares.

Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statement and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (“Statement 150”). Statement No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. Statement 150 requires that an issuer classify a financial instrument that is within the scope of Statement 150 as a liability. In November 2003, FASB issued FASB Staff Position No. FAS 150-3 which deferred the classification, measurement, and disclosure provisions of FASB 150 indefinitely for nonpublic entities with certain mandatorily redeemable financial instruments. The Company did not have any mandatorily redeemable financial instruments at September 30, 2005.

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
In December 2003, the FASB issued a revised Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51”, (“FIN 46R”). FIN 46R requires the consolidation of entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. Currently, entities are generally consolidated by an enterprise when it has a controlling financial interest through ownership of a majority voting interest in the entity. The provisions of FIN 46R were effective for non-public entities as of the beginning of the first annual reporting period that begins after December 15, 2004 for all variable interest entities created before January 1, 2004 and as of December 31, 2004 for all variable interest entities created after December 24, 2003. The Company is not involved with any variable interest entities as defined by FIN 46R and, accordingly, the provisions of FIN 46R does not have any accounting implications on the Companies.
In December 2004, the FASB issued SFAS No. 123R which requires the measurement of all employee share-based payments to directors and employees, including stock option grants, using a fair value-based method and the recording of such expense in the Company’s statements of operations. The provisions of SFAS No. 123R are effective for non-public entities as of the beginning of the first annual reporting period that begins after December 15, 2005. The Company did not have any outstanding share-based payments at September 30, 2005.

3. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at September 30, 2005:

Computer equipment	$660,529
Furniture and fixtures	764,113
Leasehold improvements	212,681

Total	1,637,323

Less accumulated depreciation and amortization	1,057,698

NET PROPERTY AND EQUIPMENT	$579,625

Total depreciation and amortization expense was $109,822 for the nine months ended September 30, 2005.

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2005

4. LINE OF CREDIT

Company has entered into a line-of-credit agreement with a bank with a maximum borrowing limit of $1,500,000, due on demand with interest payable at the banks prime rate, 6.75% at September 30, 2005. The agreement was collateralized by substantially all Company assets. The agreement was renewed on May 1, 2005 and was to expire on April 30, 2006; however, the agreement was terminated on November 21, 2005. There were no borrowings under this agreement at September 30, 2005.

5. RELATED PARTY TRANSACTIONS

The Companies lease office space from a former stockholder, see Note 6.

The Companies also are involved in various transactions with Scarlett and D&B Enterprises, Inc. (a wholly-subsidiary of Scarlett), primarily cash collections and allocation of operating expenses. Net advances to D&B Enterprises for the year ended September 30, 2005 of $1,353,569 are included as distributions to the stockholder in the accompanying combined financial statements. Total amount due to Scarlett at September 30, 2005 was $7,657.

6.  LEASE COMMITMENTS

The Companies lease office space from the sole stockholder of Scarlett under a non-cancelable operating lease that expires on November 30, 2006. The schedule below includes the exercise of two options extending the lease to November 30, 2016. The Companies are also responsible for all real estate taxes, insurance and maintenance expenses. Total rent expense for the lease was $40,008 for the nine months ended September 30, 2005.

Future minimum rents due under this operating lease as of September 30, 2005 are as follows:

The year ending December 31:
2005	$15,000
2006	60,000
2007	60,000
2008	60,000
2009 and thereafter	475,000
TOTAL	$670,000

MORTGAGE MARKET INFORMATION SERVICES, INC.
AND INTEREST.COM, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2005

7. RETIREMENT PLAN

The Companies sponsor a 401(k) profit sharing plan which covers substantially all full time employees and provides for discretionary employer matching of employee contributions. The employer contribution to the plan was $0 for the nine months ended September 30, 2005.

8. CONCENTRATION OF CREDIT RISK

The Companies maintain cash balances at two financial institutions located in the Chicagoland area. The balance is insured by the Federal Deposit Insurance Corporation up to $100,000. Uninsured balances were $182,439 at September 30, 2005. The Companies also had uninsured balances at various times throughout the year.

9. EQUITY

Mortgage Market Information Services, Inc. and Interest.com, Inc. are each authorized to issue 10,000 shares of $1 par value common stock. As of September 30, 2005, each company had issued 1,000 shares.

10. STOCK ACTIVTY AND SUBSEQUENT EVENTS
On December 14, 2004, Scarlett Enterprises, Inc. purchased the shares of Mortgage Market Information Services, Inc. and Interest.com, Inc. and the Companies became wholly-owned subsidiaries of Scarlett Enterprises, Inc.

On November 30, 2005, the shares of Mortgage Market Information Services, Inc. and Interest.com, Inc. were sold to an independent third-party.